EXHIBIT 32.1

CERTIFICATION OF

CHIEF EXECUTIVE OFFICER AND

PRINCIPAL ACCOUNTING OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the accompanying Quarterly Report on Form 10-Q of Umatrin Holding Limited, for the period ending July 31, 2015, I, Dato Sri Warren Eu, Chief Executive Officer and Chief Financial Officer of Umatrin Holding Limited hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the best of my knowledge and belief, that:

1.	Such Quarterly Report on Form 10-Q for the period ending July 31, 2015, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

The information contained in such Quarterly Report on Form 10-Q for the period ended July 31, 2015, fairly represents in all material respects, the financial condition and results of operations of Umatrin Holding Limited.

Date: October 16, 2015	By:	/s/ Dato Sri Warren Eu
Dato Sri Warren Eu
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)